UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2007
HARRIS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, FL	32919

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100
No Change
(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation or By-Laws; Change in Fiscal Year.
     On February 23, 2007, the Board of Directors (the “Board”) of Harris Corporation (“Harris” or the “Company”) amended the Company’s By-Laws effective immediately to: (i) provide that each director shall be elected by the vote of the majority of the votes cast (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee) in uncontested elections of directors, although the Company will retain its current plurality voting standard in contested elections of directors (such changes are reflected in Article III, Section 2 of the By-Laws, as amended and restated); and (ii) provide that advance notice of director nominations by shareholders include all information concerning the nominee as would be required under the proxy rules (such changes are reflected in Article II, Section 8(b) of the By-Laws, as amended and restated). The foregoing summary of such amendments is qualified in its entirety by reference to the complete text of Harris’ By-Laws, as amended and restated effective February 23, 2007, filed as Exhibit 3(ii) to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.
     In connection with the amendment to the Company’s By-Laws establishing a majority vote standard for the election of directors in uncontested elections, Harris also amended its Corporate Governance Principles (which are available on the Company’s Corporate Governance website) to: (i) establish a policy that any nominee in an uncontested election who receives a greater number of “against” votes than “for” votes shall promptly tender his or her resignation for consideration by the Corporate Governance Committee of the Board; and (ii) provide that the Corporate Governance Committee will make a recommendation to the Board regarding action to be taken with respect to any such offer to resign, which Board action shall generally be taken within 90 days following certification of the vote. The foregoing summary of such resignation policy is qualified in its entirety by reference to the complete text of such policy filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
     The following exhibits are filed herewith:
3(ii)	By-Laws of Harris Corporation, as amended and restated effective February 23, 2007.

99.1	Text of director resignation policy for any director nominees in an uncontested election who receives a greater number of “against” votes than “for” votes.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION
By:	/s/ Scott T. Mikuen
	Name:	Scott T. Mikuen
	Title:	Vice President, Associate General Counsel and Corporate Secretary

Date: February 28, 2007

EXHIBIT INDEX

Exhibit No.
Under
Regulation S-K,
Item 6.01	Description of Exhibit

3(ii)	By-Laws of Harris Corporation, as amended and restated effective February 23, 2007.

99.1	Text of director resignation policy for any director nominees in an uncontested election who receives a greater number of “against” votes than “for” votes.